Summary Prospectus December 1, 2015 American Century Investments® Legacy Focused Large Cap Fund

Investor Class: ACFOX Institutional Class: ACFSX	R Class: ACFCX Advisor Class: ACFDX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated December 1, 2015 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated July 31, 2015. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	R	Advisor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	R	Advisor
Management Fee	1.10%	0.90%	1.10%	1.10%
Distribution and Service (12b-1) Fees	None	None	0.50%	0.25%
Other Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	0.91%	1.61%	1.36%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$113	$353	$612	$1,351
Institutional Class	$93	$291	$504	$1,120
R Class	$164	$509	$877	$1,909
Advisor Class	$139	$431	$745	$1,634
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 216% of the average value of its portfolio.
Principal Investment Strategies
The fund uses a quantitative investment process designed to identify common stocks of companies that currently have, or are expected to have, earnings and revenues that are not only growing, but growing at an accelerating rate, and that also have strong price momentum. This process is based on a proprietary multi-factor model that scores the securities in the fund’s investment universe. The portfolio managers then select from among the highest scored securities when making purchase decisions for the fund. These securities may be categorized as “growth” or “value” stocks and may be selected regardless of their weighting in any index or other benchmark and regardless of geographic location. The securities become candidates for sale as their rankings fall.
Under normal market conditions, the fund will invest at least 80% of its net assets in stocks of companies that, at the time of purchase, are large cap companies as defined by Morningstar. Typically, the fund intends to exceed this 80% requirement and be fully invested in large cap stocks. The fund is expected to maintain a smaller portfolio of stocks than the American Century Legacy Large Cap Fund.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
Principal Risks

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Investment Process – The fund’s investment model was developed by American Century Investments to analyze investment opportunities. This analysis is based on historical data. To the extent that this data is inaccurate or the investment model is not effective, the fund’s performance may suffer.

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Growth Stocks – Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

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Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

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High Turnover – The fund’s portfolio turnover may be high when compared to a “buy and hold” fund strategy. This could result in relatively high commission costs, which could hurt the fund’s performance, and create tax liabilities for the fund’s shareholders.

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Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Foreign investments may be significant at times.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities the fund owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (3Q 2009): 18.48% Lowest Performance Quarter (3Q 2008): -22.37%
As of September 30, 2015, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was -7.26%.

Average Annual Total Returns For the calendar year ended December 31, 2014	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	11.86%	13.33%	7.58%	05/31/2006
Return After Taxes on Distributions	11.50%	13.03%	7.28%	05/31/2006
Return After Taxes on Distributions and Sale of Fund Shares	6.99%	10.71%	6.11%	05/31/2006
Institutional Class Return Before Taxes	12.05%	13.54%	7.80%	05/31/2006
R Class Return Before Taxes	11.27%	12.76%	7.05%	05/31/2006
Advisor Class Return Before Taxes	11.49%	13.03%	7.31%	05/31/2006
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	8.06%	05/31/2006
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
John T. Small Jr., Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2007.
Stephen Pool, Portfolio Manager, has been a member of the team that manages the fund since 2007.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.

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